Supplement dated December 14, 2018
to the Prospectus and Statement of Additional Information (SAI), each as supplemented, of the following Funds:
Fund (each a Fund and collectively, the Funds)	Prospectus and SAI Dated
Columbia Emerging Markets Consumer ETF	8/1/2018
Columbia India Infrastructure ETF	8/1/2018
Columbia India Small Cap ETF	8/1/2018
Effective immediately, the following changes are made in the Funds' Prospectus:
The first paragraph under the caption "Principal Investment Strategies" in the "Summary of Columbia Emerging Markets Consumer ETF", "Summary of Columbia India Infrastructure ETF", and "Summary of Columbia India Small Cap ETF" sections of the Funds' Prospectus is hereby deleted and replaced with the following:
The Fund is an exchange-traded fund (ETF). The Fund seeks to achieve its investment objective by attempting to replicate the performance of the Index through investments in equity securities, including, but not limited to, common shares traded on local exchanges, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).
The rest of the sections remains the same.
The first paragraph under the caption "Principal Investment Strategies" in the "More Information About Columbia Emerging Markets Consumer ETF", "More Information About Columbia India Infrastructure ETF" and "More Information About Columbia India Small Cap ETF" sections of the Funds' Prospectus is hereby deleted and replaced with the following:
The Fund is an exchange-traded fund (ETF). The Fund seeks to achieve its investment objective by attempting to replicate the performance of the Index through investments in equity securities, including, but not limited to, common shares traded on local exchanges, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). ADRs and GDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world.
The rest of the sections remains the same.
The "Mauritius Subsidiary Risk" and "Treaty/Tax Risk — The India-Mauritius Tax Treaty" under the caption "Principal Risks" in the "Summary of Columbia Emerging Markets Consumer ETF", "Summary of Columbia India Infrastructure ETF", "Summary of Columbia India Small Cap ETF", "More Information About Columbia Emerging Markets Consumer ETF", "More Information About Columbia India Infrastructure ETF" and "More Information About Columbia India Small Cap ETF" sections of the Funds' Prospectus are hereby deleted. The rest of the sections remains the same.
The references to Columbia Emerging Markets Consumer ETF, Columbia India Infrastructure ETF, and Columbia India Small Cap ETF that appear in the first sentence under the caption "Mauritius Tax Status" in the "Distributions and Taxes" section of the Funds' prospectus are hereby deleted. The rest of the section remains the same.
Effective immediately, all references in the Funds' SAI to investments in India through the Subsidiary of Columbia Emerging Markets Consumer ETF, Columbia India Infrastructure ETF and Columbia India Small Cap ETF are hereby deleted. All references to investments in India through the Subsidiary of Columbia India Consumer ETF remain unchanged.
Shareholders should retain this Supplement for future reference.
SUP280_03_005_(12/18)